UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

Dot Hill Systems Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California		92009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 931-5500

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On July 26, 2005, Dot Hill Systems Corporation and its wholly-owned subsidiary, Dot Hill Systems, B.V. (collectively, “Dot Hill”), entered into a Development and OEM Supply Agreement with Network Appliance, Inc. and Network Appliance B.V. (collectively, “NetApp”).  Under the Agreement, Dot Hill will design and develop general purpose disk arrays for a variety of products to be developed for sale to NetApp.   NetApp has agreed to purchase its requirements of specified products from Dot Hill during the period ending 18 months following the first commercial product shipments by NetApp.  NetApp has also agreed to purchase certain of its requirements for such products for the 12 month period following the initial 18 month period.  Upon expiration of the initial 18 month period, NetApp will have the right, if it so chooses, to use Dot Hill’s product designs covering products developed under the Agreement to manufacture and sell products and systems. The Agreement does not contain any minimum purchase commitments by NetApp.  The term of the Agreement ends three years after the first commercial product shipments by NetApp, subject to automatic annual renewals and specified early termination provisions.

Dot Hill anticipates that products sold to NetApp under the Agreement will be initially manufactured for Dot Hill by Solectron Corporation pursuant to a proposed amendment to Dot Hill’s existing manufacturing agreement with Solectron.  Since 2002 Dot Hill has outsourced substantially all of its manufacturing operations to Solectron.

Item 2.02                                             Results of Operations and Financial Condition.

On July 27, 2005, Dot Hill announced financial results for the quarter ended June 30, 2005 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release of Dot Hill Systems Corp. dated July 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

	By:	/s/ Preston Romm
Preston Romm
Chief Financial Officer, Vice President,
Finance, Secretary and Treasurer
Date: July 27, 2005

INDEX TO EXHIBITS

99.1                           Press release of Dot Hill Systems Corp. dated July 27, 2005.